SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): July 14, 1998 (July 9, 1998)

                          TOWER REALTY TRUST, INC.
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           (Exact name of registrant as specified in its charter)



 Maryland                              I-13375                   13-3938558
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 (State or other               (Commission File Number)      (I.R.S. Employer
 jurisdiction of                                            Identification No.)
 incorporation)


 292 Madison Avenue
 3rd Floor
 New York, New York                                                 10017
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 (Address of principal executive offices)                         (Zip Code)


                               (212) 448-1864
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            (Registrant's telephone number, including area code)


                                    N/A
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       (Former name or former address, if changed since last report)




 Item 5.   Other Events.

           On July 9, 1998, Tower Realty Trust, Inc., a Maryland corporation (the "Company"), Metropolitan Partners LLC, a Delaware limited liability company ("Buyer"), Reckson Associates Realty Corp., a Maryland corporation ("Reckson"), and Crescent Real Estate Equities Company, a Texas real estate investment trust ("Crescent"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference, providing for the merger of the Company with and into Buyer (the "Merger"). Pursuant to the Merger Agreement and upon the terms and subject to the conditions and limitations therein, each issued and outstanding share of common stock, par value $.01 per share, of the Company (the "Company Common Stock") will be converted into the right to receive $24.00 in cash. Company stockholders will have the right to elect to receive .4615 of a share of Reckson common stock and .3523 of a share of beneficial interest in Crescent in lieu of the $24 in cash, for up to an aggregate of 40% of the total consideration payable in the transaction.

           The Merger Agreement provides such that if the average closing stock price for Crescent common stock or Reckson common stock during the fifteen trading days ending on the tenth trading day prior to the Company stockholders' meeting to approve the Merger is equal to or greater than $36.4469 (in the case of Crescent) or $27.82 (in the case of Reckson), then the above ratios will be adjusted to equal the quotient of 12.84 divided by such average stock prices.

           The closing of the Merger is subject to certain customary conditions, including the approval of the Merger by the stockholders of the Company, and is expected to close during the second half of 1998.

           On July 9, 1998, the Company issued a press release (the "Press Release") relating to the Merger, a copy of which is filed herewith as
 Exhibit 99.1 and incorporated herein by reference.

           This Current Report on Form 8-K and the Press Release contain "forward looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are qualified by cautionary statements contained herein, including the fact that the Merger is subject to certain conditions and therefore may not close when anticipated or at all, and in the Company's filings with the Securities and Exchange Commission.

 Item 7.   Financial Statements and Exhibits.

      (c)  Exhibits.

           Exhibit 10.1   -    Agreement and Plan of Merger, dated as of
                               July 9, 1998, by and among Tower Realty
                               Trust, Inc., Reckson Associates Realty Corp.,
                               Crescent Real Estate Equities Company and
                               Metropolitan Partners LLC.

           Exhibit 99.1  -     Press Release of Tower Realty Trust, Inc.,
                               dated July 9, 1998.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                               Tower Realty Trust, Inc.



                               By:  /s/ Lester S. Garfinkel
                                   -----------------------------------------
                                    Chief Financial Officer and
                                    Executive Vice President for
                                    Finance & Administration


 Dated:  July 14, 1998



                                  EXHIBIT INDEX


 Exhibit No.         Description

      10.1 - Agreement and Plan of Merger, dated as of July 9, 1998, by and among Tower Realty Trust, Inc., Reckson Associates Realty Corp., Crescent Real Estate Equities Company and Metropolitan Partners LLC.

      99.1  -   Press Release of Tower Realty Trust, Inc., dated July 9,
                1998.